UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2026

Zymeworks Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A, Middletown, Delaware		19709
(Address of principal executive offices)		(Zip Code)
(302) 274-8744
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ZYME	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURES
On August 25, 2026, Zymeworks Inc. (“Company”) issued a press release announcing that its partner, Jazz Pharmaceuticals, has received U.S. Food and Drug Administration (“FDA”) approval for two Ziihera® (zanidatamab-hrii)-containing regimens for the first-line treatment of adults with unresectable locally advanced or metastatic HER2-positive (HER2+) gastroesophageal adenocarcinoma (“GEA”): Ziihera plus Tevimbra® (tislelizumab-jsgr) and fluoropyrimidine- and platinum-containing chemotherapy (HER2+ IHC 3+ and IHC 2+/ISH+), and Ziihera plus fluoropyrimidine- and platinum-containing chemotherapy (HER2+ IHC 3+). A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information provided under this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	REGULATION FD DISCLOSURES
Zymeworks BC Inc. (“Zymeworks”), a subsidiary of the Company, is a party to an Amended and Restated License and Collaboration Agreement (as amended, the “License and Collaboration Agreement”) with Jazz Pharmaceuticals Ireland Limited, a subsidiary of Jazz Pharmaceuticals plc, collectively referred to as “Jazz,” granting Jazz exclusive rights to develop and commercialize Zymeworks’ proprietary bispecific HER2 antibody product candidate known as zanidatamab throughout the world, but excluding certain territories already covered by Zymeworks’ agreement with BeOne Medicines Ltd.
As announced on August 25, 2026, Zymeworks’ partner, Jazz, has received FDA approval for two Ziihera® (zanidatamab-hrii)-containing regimens for the first-line treatment of adults with unresectable locally advanced or metastatic HER2-positive (HER2+) GEA: Ziihera plus Tevimbra® (tislelizumab-jsgr) and fluoropyrimidine- and platinum-containing chemotherapy (HER2+ IHC 3+ and IHC 2+/ISH+), and Ziihera plus fluoropyrimidine- and platinum-containing chemotherapy (HER2+ IHC 3+).
Pursuant to the terms of the License and Collaboration Agreement, Zymeworks has earned a milestone payment of $250 million based on the FDA approval in GEA. Zymeworks remains eligible to receive up to $1.3 billion in additional regulatory and commercial milestones, as well as tiered royalties of 10% to 20% on Jazz’s net sales of zanidatamab in Jazz’s licensed territories.
For additional information regarding the License and Collaboration Agreement, please refer to the Company’s Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 19, 2022 and on May 16, 2023.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 25, 2026
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: August 25, 2026	By:	/s/ Kenneth Galbraith
	Name:	Kenneth Galbraith
	Title:	Chair, President and Chief Executive Officer